SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) November 17, 2004

Champion Industries, Inc.

(Exact name of registrant as specified in its charter)

West Virginia (State or other jurisdiction of corporation)	0-21084 (Commission File No.)	55-0717455 (IRS Employer Identification No.)

2450 First Avenue P. O. Box 2968 Huntington, West Virginia (Address of principal executive offices)	25728 (Zip Code)

Registrant's telephone number, including area code           (304) 528-2700

Not Applicable

(Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure.

        (c) Exhibit 99.1 - Press Release dated November 17, 2004.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: November 17, 2004	/s/ Todd R. Fry Todd R. Fry, Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 17, 2004, captioned "CHAMPION INDUSTRIES DECLARES QUARTERLY CASH DIVIDEND".

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